UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

Roundy’s, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35422	27-2337996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(Address of Principal executive offices, including Zip Code)

(414) 231-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 16, 2015, Roundy’s, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) disclosing, among other things, the granting of performance-based restricted stock units (the “Performance Unit Grants”) to certain of the Company’s employees and executive officers, including its named executive officers. The Initial 8-K included as Exhibit 99.3 thereto a form of 2015 Performance Based Restricted Stock Unit Agreement. The Performance Unit Grants were subject to approval of the Roundy’s 2015 Incentive Compensation Plan by the Company’s stockholders at the Company’s 2015 Annual Meeting of Stockholders, which occurred on May 15, 2015.

This Amendment No. 1 to the Initial 8-K is being filed by the Company to amend the Initial 8-K to update Exhibit 99.3 thereof to reflect an updated form of 2015 Performance Based Restricted Stock Unit Agreement which will be used in connection with the Performance Unit Grants instead of the form agreement that was originally filed with the Initial 8-K. All other information and exhibits in the Initial 8-K remain unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of Roundy’s, Inc. (the “Company”) granted time-vested restricted stock units to certain of the Company’s employees and executive officers, including its named executive officers, pursuant to the Roundy’s, Inc. 2012 Incentive Compensation Plan. The time-vested grants included an annual grant (“2015 Time-Based Awards”) and a special retention grant (“2015 Special Retention Awards”) to the Company’s executive officers, including its named executive officers. Each time-vested restricted stock unit represents a contingent right to receive one share of the Company’s common stock. The 2015 Time-Based Awards vest over a three year service period, subject to continued employment. The 2015 Special Retention Awards vest over a four year service period, subject to continued employment.

The Committee also granted performance-based restricted stock units to certain of the Company’s employees and executive officers, including its named executive officers, based on operating income (“2015 Operating Income Awards”), which are subject to approval of the Roundy’s 2015 Incentive Compensation Plan by the Company’s stockholders at the Company’s 2015 Annual Meeting of Stockholders. Each unit tied to operating income represents a contingent right to receive up to two shares of the Company’s common stock when such units vest on March 12, 2018, based upon achievement of the applicable vesting criteria. The units tied to operating income vest based upon Roundy’s operating income for fiscal 2015, fiscal 2016 and fiscal 2017 as compared to the operating income target for those fiscal years set by the Committee.

The restricted stock units are subject to the terms contained in the 2015 Executive Time-Based Restricted Stock Unit Agreement, the 2015 Non-Executive Time-Based Restricted Stock Unit Agreement and the 2015 Performance-Based Restricted Stock Unit Agreement, entered into with each participant, the forms of which are attached hereto as Exhibit 99.1 through Exhibit 99.3, respectively, and incorporated herein by reference.

The awards to each of our named executive officers are set forth in the table below:

	Number of Restricted Stock Units Awarded
Named Executive Officer	2015 Time-Based Awards	2015 Special Retention Awards	2015 Operating Income Awards
Robert A. Mariano	198,408	186,007	198,408
Donald S. Rosanova	71,025	96,853	71,025
Michael P. Turzenski	51,879	86,465	51,879
Donald G. Fitzgerald	46,691	77,818	46,691
John W. Boyle	43,580	72,634	43,580

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1	Form of 2015 Executive Time-Based Restricted Stock Unit Agreement

Exhibit 99.2	Form of 2015 Non-Executive Time-Based Restricted Stock Unit Agreement

Exhibit 99.3*	Form of 2015 Performance-Based Restricted Stock Unit Agreement

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROUNDY’S, INC.

/s/ EDWARD G. KITZ
Date: May 15, 2015	Name:	Edward G. Kitz
	Title:	Group Vice President — Legal, Risk & Treasury and Corporate Secretary

Exhibit No.	Description of Exhibit

99.1	Form of 2015 Executive Time-Based Restricted Stock Unit Agreement

99.2	Form of 2015 Non-Executive Time-Based Restricted Stock Unit Agreement

99.3*	Form of 2015 Performance-Based Restricted Stock Unit Agreement

*	Filed herewith.

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